Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
HIGHPOINT RESOURCES CORP., et al.,[1]	)	Case No. 21-[_____] (___)
)
Debtors.	)	(Joint Administration Requested)
)

Notice of Posting Plan Supplement

for the DEBTORS’ JOINT PREPACKAGED PLAN OF

REORGANIZATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

PLEASE TAKE NOTICE that, on March 4, 2021, in connection with their potential chapter 11 cases, the anticipated debtors (the “Debtors”) posted a plan supplement (the “Plan Supplement”) relating to the Debtors’ Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (as may be amended, modified, or supplemented from time to time and including all exhibits or supplements thereto, the “Plan”),2 as set forth in the Plan and in accordance with the TSA, on the Debtors’ restructuring website, https://dm.epiq11.com/HighPoint.

PLEASE TAKE FURTHER NOTICE that the Plan Supplement includes current drafts of the following documents (which remain subject to continuing negotiations among the Debtors, Bonanza Creek, the Consenting Noteholders, the Consenting Shareholders, and other interested parties), and will be filed in substantially final form on or prior to the Effective Date, as may be modified, amended, or supplemented from time to time:

Exhibit A	Form of New Organizational Documents
Exhibit B	1129(a)(5) Disclosure Regarding Directors and Officers
Exhibit C	Schedule of Retained Causes of Action
Exhibit D	Schedule of Assumed Executory Contracts and Unexpired Leases
Exhibit E	Schedule of Rejected Unexpired Leases
Exhibit F	Exit RBL Documents
Exhibit G	New Take Back Notes Indenture
Exhibit H	Registration Rights Agreement

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: HighPoint Resources Corporation (0361); HighPoint Operating Corporation (0545); and Fifth Pocket Production, LLC (8360). The location of the Debtors’ principal place of business is 555 17th Street, Suite 3700 Denver, Colorado 80202.

[2]	Capitalized terms used but not defined in herein have the meanings given to them in the Plan.

PLEASE TAKE FURTHER NOTICE that the Debtors reserve all rights, with the consent of any applicable counterparties to the extent required under the Plan, the Merger Agreement, and/or the TSA, to alter, amend, modify, or supplement the Plan Supplement and any of the documents contained therein in accordance with the terms of the Plan; provided that, if any document in the Plan Supplement is altered, amended, modified, or supplemented in any material respect prior to the Confirmation Hearing, the Debtors will file a redline of such document with the Court.

PLEASE TAKE FURTHER NOTICE that the documents contained in the Plan Supplement are integral to, and are considered part of, the Plan. If the Plan is approved, the documents contained in the Plan Supplement will be approved by the Court pursuant to the order confirming the Plan.

PLEASE TAKE FURTHER NOTICE that copies of the Plan and Disclosure Statement are accessible now, free of charge, on the Debtors’ restructuring website, https://dm.epiq11.com/HighPoint. Copies of the Plan and the Disclosure Statement may also be obtained upon request of the Debtors’ proposed co-counsel, Kirkland & Ellis LLP and Klehr Harrison Harvey Branzburg LLP, at the respective addresses specified herein. Upon the commencement of the chapter 11 cases, the Debtors will file the Plan and Disclosure Statement on the docket with the Court. Thereafter, the Plan, Disclosure Statement, and related pleadings will continue to be available free of charge on the Debtors’ restructuring website, https://dm.epiq11.com/HighPoint and will also be available for inspection for a fee on the Bankruptcy Court’s website at www.deb.uscourts.gov and will be on file with Clerk of the Bankruptcy Court, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801, where they will be available for review between the hours of 8:00 a.m. to 4:00 p.m., prevailing Eastern Time.

PLEASE TAKE FURTHER NOTICE that if the Debtors elect to implement the restructuring transactions contemplated by the Plan, the Merger Agreement, and the TSA on an in-court basis, the Debtors expect to file voluntary petitions for reorganization pursuant to chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), on or about March 16, 2021. Upon commencement, the Debtors will request a hearing on confirmation of the Plan and the adequacy of the Disclosure Statement (the “Combined Hearing”), with such hearing anticipated to be held on or about March 17, 2021, subject to the availability of the Bankruptcy Court.

PLEASE TAKE FURTHER NOTICE that any objections (each, an “Objection”) to the Plan or the Disclosure Statement must: (a) be in writing; (b) comply with the Federal Rules of Bankruptcy Procedure and the Bankruptcy Local Rules for the District of Delaware; (c) state the name and address of the objecting party and the amount and nature of the Claim or Interest beneficially owned by such entity; (d) state with particularity the legal and factual basis for such Objections, and, if practicable, a proposed modification to the Plan that would resolve such Objections; and (e) served so as to be actually received no later than March 11, 2021, at 5:00 p.m., prevailing Eastern Time (the “Objection Deadline”), on the below parties.

PLEASE TAKE FURTHER NOTICE that Objections may be either: (i) emailed to the Debtors’ proposed notice and claims agent, Epiq Corporate Restructuring LLC, prior to the Objection Deadline at HighPointinfo@epiqglobal.com; (ii) mailed to proposed co-counsel to the Debtors at the addresses below so as to be actually received no later than the Objection Deadline; or (iii) emailed to proposed co-counsel to the Debtors at the e-mail addresses below prior to the Objection Deadline. Any Objections received by the Debtors (including via e-mail) before the chapter 11 cases are commenced shall be served on the below parties upon receipt and will be forwarded to the Court and the Debtors’ top thirty (30) largest unsecured creditors listed on each of their bankruptcy petitions and be filed on the Court’s docket by the Debtors immediately upon the filing of such chapter 11 cases.

Debtors

HighPoint Resources Corporation
555 17th Street, Suite 3700
Denver, Colorado 80202
Attention: William M. Crawford, Chief Financial Officer, and

Kenneth A. Wonstolen, Senior VP and General Counsel

bcrawford@hpres.com; and

kwonstolen@hpres.com

Proposed Co-Counsel to the Debtors

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800

Facsimile: (212) 446-4900
Attention: Joshua A. Sussberg, P.C.

joshua.sussberg@kirkland.com

and

Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200
Attention: W. Benjamin Winger

benjamin.winger@kirkland.com

Klehr Harrison Harvey Branzburg LLP

919 North Market Street, Suite 1000

Wilmington, Delaware 19801

Attention: Domenic E. Pacitti

dpacitti@klehr.com

and

Klehr Harrison Harvey Branzburg LLP

1835 Market Street, Suite 1400

Philadelphia, Pennsylvania 19103

Attention: Morton R. Branzburg

mbranzburg@klehr.com

Consenting Noteholders	Consenting Shareholders

Akin Gump Strauss Hauer & Feld LLP

Bank of America Tower, 1 Bryant Park,

New York, NY 10036

Tel.: (212) 872-1000

Fax: (212) 872-1002

Attention: Michael S. Stamer; Meredith A.
Lahaie; and Stephen B. Kuhn

mstamer@akingump.com;
mlahaie@akingump.com; and

skuhn@akingump.com

Fifth Creek Energy Company, LLC c/o NGP 2850 N. Harwood Street, 19th Floor Dallas, Texas 75201 Attention: Jeffrey A. Zlotky jzlotky@ngptrs.com
United States Trustee
Office of the United States Trustee for the District of Delaware 844 King Street, Suite 2207, Lockbox 35 Wilmington, Delaware 19801 Attention: T. Patrick Tinker Thomas.P.Tinker@usdoj.gov

[Remainder of page intentionally left blank.]

Dated: March 4, 2021	/s/ Domenic E. Pacitti

Wilmington, Delaware	KLEHR HARRISON HARVEY BRANZBURG LLP
Domenic E. Pacitti (DE Bar No. 3989) Michael W. Yurkewicz (DE Bar No. 4165)
919 North Market Street, Suite 1000
Wilmington, Delaware 19801
	Telephone:	(302) 426-1189
	Facsimile:	(302) 426-9193
	Email:	dpacitti@klehr.com

- and -

Morton R. Branzburg (pro hac vice pending)
1835 Market Street, Suite 1400
Philadelphia, Pennsylvania 19103
	Telephone:	(215) 569-3007
	Facsimile:	(215) 568-6603
	Email:	mbranzburg@klehr.com

- and -

KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
Joshua A. Sussberg, P.C. (pro hac vice pending)
601 Lexington Avenue
New York, New York 10022
	Telephone:	(212) 446-4800
	Facsimile:	(212) 446-4900
	Email:	joshua.sussberg@kirkland.com

- and -

W. Benjamin Winger (pro hac vice pending)
300 North LaSalle Street
Chicago, Illinois 60654
	Telephone:	(312) 862-2000
	Facsimile:	(312) 862-2200
	Email:	benjamin.winger@kirkland.com

Proposed Co-Counsel to the Debtors and Debtors in Possession